Notes Payable to Related Party	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Notes Payable to Related Party
7. Notes Payable to Related Party
On August 9, 2020, Vincera Pharma entered into a promissory note with Dr. Raquel E. Izumi, one of its founders (the “Holder”). The principal amount is up to $1.0 million or the amount of outstanding advances made by the Holder to the Company. The Company agreed to pay the Holder a $20,000 origination fee and interest shall accrue at 7%. The maturity date is August 9, 2023.
Between August and December 31, 2020, the Company received $300,000 from the Holder under this note agreement.
On December 23, 2020, the Company repaid $325,000 to the Holder, including the $20,000 origination fee and $5,000 of outstanding interest. As of December 31, 2020, there are no amounts outstanding under this note agreement.